UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

THE FIRST YEARS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On August 19, 2004, The First Years Inc. mailed the following letter to its stockholders that hold shares registered in the name of a broker or bank:

[The First Years Inc. Logo]

YOUR VOTE IS IMPORTANT. TWO-THIRDS VOTE REQUIRED.

PLEASE VOTE TODAY!

August 19, 2004

Dear Stockholder:

We have previously mailed to you proxy materials relating to the Special Meeting of Stockholders of The First Years Inc. to be held on Tuesday, September 14, 2004. In order to complete the merger with RC2 Corporation, two-thirds of the outstanding shares of The First Years common stock must approve the merger agreement. Accordingly, the vote of all stockholders, both large and small, is important at the Special Meeting to reach the vote requirement. Please participate by voting your shares today.

According to our latest records, we still have not received your voting instructions for this important meeting. Please vote today to avoid unnecessary solicitation costs to the Company.

You may use one of the following simple methods for promptly providing your voting instructions:

1.	Vote by Telephone. Call the toll-free number listed for this purpose on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.

2.	Vote by Internet. Go to the website www.proxyvote.com listed on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.

3.	Vote by Mail. Mark, sign, date and return your voting instruction form in the postage-paid return envelope provided.

For the reasons set forth in the Proxy Statement, dated August 4, 2004, the Board of Directors and the Special Committee of The First Years unanimously recommend that the stockholders vote “FOR” the adoption and approval of the merger agreement.

Thank you for your cooperation and continued support.

Sincerely,

/s/ RONALD J. SIDMAN
Ronald J. Sidman Chairman, President and Chief Executive Officer

On August 19, 2004, The First Years Inc. mailed the following letter to its stockholders of record:

[The First Years Inc. Logo]

YOUR VOTE IS IMPORTANT. TWO-THIRDS VOTE REQUIRED.

PLEASE VOTE TODAY!

August 19, 2004

Dear Stockholder:

We have previously mailed to you proxy materials relating to the Special Meeting of Stockholders of The First Years Inc. to be held on Tuesday, September 14, 2004. In order to complete the merger with RC2 Corporation, two-thirds of the outstanding shares of The First Years common stock must approve the merger agreement. Accordingly, the vote of all stockholders, both large and small, is important at the Special Meeting to reach the vote requirement. Please participate by voting your shares today.

According to our latest records, we still have not received your proxy card for this important meeting. Please vote today to avoid unnecessary solicitation costs to the Company.

You may use one of the following simple methods for promptly providing your voting instructions:

1.	Vote by Telephone. Call 1-800-542-1160 using a touch-tone telephone and have your proxy card available. You will be prompted to enter your control number listed on the proxy card. Follow the simple telephone prompts presented to record your vote.

2.	Vote by Internet. Go to the website www.votefast.com and have your proxy card available. You will be prompted to enter your control number listed on the proxy card. Follow the simple screen prompts presented to record your vote.

3.	Vote by Mail. Mark, sign, date and return your proxy card in the postage-paid return envelope provided.

For the reasons set forth in the Proxy Statement, dated August 4, 2004, the Board of Directors and the Special Committee of The First Years unanimously recommend that the stockholders vote “FOR” the adoption and approval of the merger agreement.

Thank you for your cooperation and continued support.

Sincerely,

/s/ RONALD J. SIDMAN
Ronald J. Sidman Chairman, President and Chief Executive Officer